WORLDWIDE
                                                              DOLLARVEST
                                                              FUND, INC.

                               [GRAPHIC OMITTED]


                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              May 31, 1998

                         WORLDWIDE DOLLARVEST FUND, INC.

The Benefits and
Risks of
Leveraging

The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

WDV

                                   Worldwide DollarVest Fund, Inc., May 31, 1998

DEAR SHAREHOLDER

Investment Results

For the six-month period ended May 31, 1998, total investment return for Worldwide DollarVest Fund, Inc. was +1.82%, based on a change in per share net asset value from $15.67 to $12.92, and assuming reinvestment of $2.767 per share income dividends and $0.154 per share capital gains distributions. During the same period, the Fund earned $0.674 per share income dividends, representing a net annualized yield of 10.46%, based on a month-end per share net asset value of $12.92.

Investment Environment

The unmanaged J.P. Morgan Emerging Markets Bond Index spread over US Treasury bonds tightened approximately 150 basis points (1.50%) between January 1998 and mid-May 1998, only to reverse course by mid-June as several events impacted the market in succession. These events included: the Indonesian crisis, riots and the fall of the Suharto regime; Korean labor unrest; the weakness in Asia's economic growth, currencies and banks; marked declines in world commodity prices; and a crisis of confidence in Russia. Japanese yen weakness led to additional spread widening, as the perceived risks of another round of currency devaluations and economic turmoil increased, this time involving Hong Kong and China.

Russia and Brazil, which seemed to be the countries most exposed to the Asian contagion, once again became the object of investor focus. Brazil's fiscal and monetary response to the October 1997 crisis had helped the country regain some investor confidence, bringing foreign reserves to all-time record levels. The high reserves have lowered the country's currency vulnerability during this period of market turbulence, as we had expected. Thus, while liquid Brazilian debt was reportedly being utilized as a hedging vehicle by leveraged investors and was subsequently sold-off, volatility of the Real and of domestic interest rates was lower. The reform and privatization processes have continued but fiscal accounts have deteriorated in response to higher local interest rates and higher election-year spending. Externally, the country has markedly improved its performance as a result of the fiscal and monetary policy-induced slowdown in economic growth. Lately, President Cardoso has strengthened his initiative, and opinion polls show him with almost enough support to win in the first round of the election.

Russia, on the other hand, experienced loss of investor confidence as the central bank had to rescue a second-tier bank that had exposure to foreign banks and investors. At the same time, investor uncertainty about the adequacy of the ratio of foreign reserves to local currency foreign investment grew. In addition, low commodity prices and the Asian currency weakness highlighted Russian fiscal and foreign reserve vulnerabilities and put pressure on emerging market bond spreads as marginal and highly leveraged investors hedged against devaluation risk in Russia by selling external debt. Local interest rates were allowed to increase dramatically to protect the ensuing currency pressures, an aggressive fiscal effort was announced and Group of Seven Industrialized Nations (G-7) and multilateral organizations became heavily involved in advising the Russian government as to alternatives to defend its economic program. Given Russia's geopolitical importance, many investors expected a package sponsored by the International Monetary Fund (IMF) and G-7 direct assistance. Remarkably, Wall Street investment firms also became involved, providing a number of financing alternatives. Russia was able to tap the international markets by eliminating existing debt through issuance of new debt at higher spreads. Significant questions are still lingering about the ability of the Russian government to be able to pass its aggressive tax package through the Duma and implement these laws in time to obtain the necessary multilateral assistance, despite some recent progress.

Portfolio Matters

We remained cautiously constructive in emerging market bonds, attentive to both the risks as well as economic progress in individual countries. Emerging market countries have shown fast policy responses under market-sensitive deadlines, and we believe these policies remain conducive to further credit improvements. Some benchmark countries such as Mexico and Argentina now seem less vulnerable since they have made preemptive adjustments in their economic policies. Russia is showing a positive policy response to investor pressures. Because of the geopolitical importance of Russia, it seems likely that the G-7 countries and multilateral organizations will assist the country financially to avoid destabilization. In China and Hong Kong, the stability of their currencies appears to be in their own economic interest. This seems also to be true in view of China's desired political leadership role in the region. In addition, there is a strong argument for the view that competitiveness gains through devaluations are short-lived since the subsequent inflation, interest costs and lack of investor credibility might quickly erode the benefits of devaluation, or might encourage regional competitors to follow.

During the second half of the six-month period ended May 31, 1998, we liquidated our US Treasury positions, which represented 9.0% of net assets at February 28, 1998. We subsequently increased the Fund's leverage from 32.9% of net assets at February 28, 1998 to 48.3% at May 31, 1998. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) We also sold-off our small allocations to Costa Rica, Indonesia and Ecuador, and decreased our positions in Mexico from 14.8% of net assets to 14.3% of net assets. We increased our allocations to top Brazilian corporate bonds (from 2.5% of net assets to 52.1%), to Korean sovereign bonds and to Argentina, all in the ten-year sector. We invested 2.3% of net assets in Chinese infrastructure project bonds. We also marginally increased our position in Venezuela from 17.2% of net assets to 27.6%. As a consequence, the Fund's net annualized yield increased from 7.45% for the six-month period ended November 30, 1997 to 10.46% for the six-month period ended May 31, 1998. The Fund's duration increased from
4.6 years at November 30, 1997 to 6.1 years at May 31, 1998.

In Conclusion

We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Paolo Valle

Paolo Valle
Senior Vice President and
Portfolio Manager

July 9, 1998

                                     2 & 3

                                   Worldwide DollarVest Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                              Interest   Maturity      Value    Percent of
COUNTRY      Industry             Face Amount         Eurobonds                 Rate       Date      (Note 1a)  Net Assets
==========================================================================================================================
Argentina    Banking--          US$ 1,000,000   Banco Hipotecario Nacional
             International                        S.A. (a)                      10.00%   4/17/2003    $    992,500     1.2%
             -------------------------------------------------------------------------------------------------------------
             Industrial             3,000,000   Acindar Industria Argentina
                                                  de Aceros S.A.                11.656  11/12/1998       3,026,250     3.7
             -------------------------------------------------------------------------------------------------------------
                                                Total Eurobonds in
                                                  Argentina (Cost--$4,114,820)                           4,018,750     4.9
==========================================================================================================================
Brazil       Banking--              5,000,000   Banco do Brasil S.A. (Cayman)    9.375   6/15/2007       4,668,750     5.7
             International          5,000,000   Banco Nacional de
                                                  Desenvolvimento
                                                  Economico e Social             9.00    9/24/2007       4,568,750     5.5
                                                                                                      ------------   -----
                                                                                                         9,237,500    11.2
             -------------------------------------------------------------------------------------------------------------
             Communications         5,000,000   Globo Comunicacoes e
                                                  Participacoes                 10.625  12/05/2008       4,837,500     5.9
             -------------------------------------------------------------------------------------------------------------
             Industrial             5,000,000   CSN Iron S.A.                    9.125   6/01/2007       4,318,750     5.2
             -------------------------------------------------------------------------------------------------------------
             Utilities--Electric    2,500,000   Espirito Santo Centrais         10.00    7/15/2007       2,237,500     2.7
             -------------------------------------------------------------------------------------------------------------
                                                Total Eurobonds in Brazil
                                                  (Cost--$20,743,750)                                   20,631,250    25.0
==========================================================================================================================
China        Transportation         2,000,000   Cathay International Ltd. (a)   13.00    4/15/2008       1,900,000     2.3
             -------------------------------------------------------------------------------------------------------------
                                                Total Eurobonds in China
                                                  (Cost--$2,000,000)                                     1,900,000     2.3
==========================================================================================================================
Mexico       Financial Services     1,000,000   Sanluis Corporation S.A. (a)     8.875   3/18/2008         961,250     1.2
             -------------------------------------------------------------------------------------------------------------
             Industrial             4,050,000   Grupo Industrial Durango, S.A.
                                                  de C.V. (a)                   12.625   8/01/2003       4,525,875     5.5
                                    3,000,000   Petroleos Mexicanos              9.50    9/15/2027       2,902,500     3.5
                                                                                                      ------------   -----
                                                                                                         7,428,375     9.0
             -------------------------------------------------------------------------------------------------------------
                                                Total Eurobonds in Mexico
                                                  (Cost--$8,468,925)                                     8,389,625    10.2
==========================================================================================================================
Philippines  Sovereign Government   2,000,000   Bangko Sentral Pilipinas         8.60    6/15/2027       1,775,000     2.1
             Obligations
             -------------------------------------------------------------------------------------------------------------
             Telecommunications     2,000,000   Philippine Long Distance
                                                  Telephone Co.                  8.35    3/06/2017       1,720,000     2.1
             -------------------------------------------------------------------------------------------------------------
                                                Total Eurobonds in the
                                                  Philippines
                                                  (Cost--$3,752,140)                                     3,495,000     4.2
==========================================================================================================================
Russia       Financial Services     4,500,000   Unexim International
                                                  Finance BV                     9.875   8/01/2000       3,757,500     4.5
             -------------------------------------------------------------------------------------------------------------
                                                Total Eurobonds in Russia
                                                  (Cost--$4,534,750)                                     3,757,500     4.5
==========================================================================================================================
                                                Total Investments in Eurobonds
                                                  (Cost--$43,614,385)                                   42,192,125    51.1
==========================================================================================================================
                                                       Brady Bonds*
==========================================================================================================================
Argentina    Sovereign Government   4,000,000   Republic of Argentina, Global
             Obligations                          Bonds (b)                      9.75    9/19/2027       3,712,000     4.5
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in Argentina
                                                  (Cost--$3,998,000)                                     3,712,000     4.5
==========================================================================================================================
Brazil       Sovereign Government  29,005,250   Republic of Brazil, C Bonds(b)   7.34    4/15/2014      22,406,556    27.1
             Obligations
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in Brazil
                                                  (Cost--$23,837,919)                                   22,406,556    27.1
==========================================================================================================================
Mexico       Sovereign Government   4,000,000   United Mexican States, Par
             Obligations                          'B' Bonds                      6.25   12/31/2019       3,335,000     4.0
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in Mexico
                                                  (Cost--$3,345,000)                                     3,335,000     4.0
==========================================================================================================================
Peru         Sovereign Government   2,000,000   Republic of Peru, Floating
             Obligations                          Rate Reduction Bonds           3.25    3/07/2017       1,200,000     1.5
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in Peru
                                                  (Cost--$1,233,435)                                     1,200,000     1.5
==========================================================================================================================
Russia       Sovereign Government     552,617   Vnesheconom Bank, IAN (a)        6.718  12/15/2015         361,964     0.4
             Obligations           31,500,000   Vnesheconom Bank, Principal
                                                  Loan (c)                       5.61   12/15/2020      17,470,496    21.2
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in Russia
                                                  (Cost--$19,358,958)                                   17,832,460    21.6
==========================================================================================================================
South Korea  Sovereign Government   6,000,000   Republic of Korea                8.875   4/15/2008       5,542,758     6.7
             Obligations
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in South
                                                  Korea (Cost--$5,765,500)                               5,542,758     6.7
==========================================================================================================================
Venezuela    Sovereign Government  27,000,000   Republic of Venezuela (b)        9.25    9/15/2027      22,747,500    27.6
             Obligations
             -------------------------------------------------------------------------------------------------------------
                                                Total Brady Bonds in Venezuela
                                                  (Cost--$23,403,500)                                   22,747,500    27.6
==========================================================================================================================
                                                Total Investments in Brady
                                                  Bonds (Cost--$80,942,312)                             76,776,274    93.0
==========================================================================================================================

                                  Shares Held               Trusts
==========================================================================================================================
Mexico       Conglomerates          1,242,000   Sidek Credito Trust
                                                  Certificates (a)                 --           --         122,647     0.1
             -------------------------------------------------------------------------------------------------------------
                                                Total Investments in Trusts
                                                  (Cost--$124,976)                                         122,647     0.1
==========================================================================================================================

                                  Face Amount       Short-Term Securities
==========================================================================================================================
             Commercial Paper**  US$  917,000   General Motors Acceptance
                                                  Corp.                          5.69    6/01/1998         917,000     1.1
             -------------------------------------------------------------------------------------------------------------
                                                Total Investments in
                                                  Short-Term Securities
                                                  (Cost--$917,000)                                         917,000     1.1
==========================================================================================================================
             Total Investments (Cost-- $125,598,673)                                                   120,008,046   145.3
             Liabilities in Excess of Other Assets                                                     (37,417,175)  (45.3)
                                                                                                      ------------   -----
             Net Assets                                                                               $ 82,590,871   100.0%
                                                                                                      ============   =====
==========================================================================================================================

* Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

   See Notes to Financial Statements.

** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Security represents collateral in connection with reverse repurchase agreements (Note 5).
(c) Represents a pay-in-kind security which may pay interest in additional shares/face.


                                     4 & 5

                                   Worldwide DollarVest Fund, Inc., May 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 1998
==================================================================================================================================
Assets:                  Investments, at value (identified cost--$125,598,673) (Note 1a) ..........                   $120,008,046
                         Cash .....................................................................                        157,186
                         Receivables:
                           Securities sold ........................................................   $ 35,259,551
                           Interest ...............................................................      3,001,910      38,261,461
                                                                                                      ------------
                         Deferred organization expenses (Note 1e) .................................                          5,762
                         Prepaid expenses and other assets ........................................                          2,687
                                                                                                                      ------------
                         Total assets .............................................................                    158,435,142
                                                                                                                      ------------
==================================================================================================================================
Liabilities:             Payables:
                           Reverse repurchase agreements (Note 5) .................................     39,879,025
                           Securities purchased ...................................................     35,538,390
                           Dividends to shareholders (Note 1f) ....................................        156,245
                           Interest on short sales (Note 1g) ......................................        129,421
                           Investment adviser (Note 2) ............................................         65,740
                           Short sales (Note 1g) ..................................................         43,500      75,812,321
                                                                                                      ------------
                         Accrued expenses and other liabilities ...................................                         31,950
                                                                                                                      ------------
                         Total liabilities ........................................................                     75,844,271
                                                                                                                      ------------
==================================================================================================================================
Net Assets:              Net assets ...............................................................                   $ 82,590,871
                                                                                                                      ============
==================================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ..............                   $    639,296
                         Paid-in capital in excess of par .........................................                     89,557,341
                         Undistributed investment income--net .....................................                      1,170,474
                         Accumulated realized capital losses on investments--net ..................                     (3,185,613)
                         Unrealized depreciation on investments--net ..............................                     (5,590,627)
                                                                                                                      ------------
                         Total--Equivalent to $12.92 per share based on 6,392,962 shares of
                         capital stock issued and outstanding (market price--$13.0625) ............                   $ 82,590,871
                                                                                                                      ============
==================================================================================================================================

                         See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended May 31, 1998
==================================================================================================================================
Investment Income        Interest and amortization of premium and discount earned .................                   $  5,665,388
(Note 1d):
==================================================================================================================================
Expenses:                Interest on reverse repurchase agreements (Note 5) .......................   $    687,242
                         Investment advisory fees (Note 2) ........................................        339,997
                         Accounting services (Note 2) .............................................         30,982
                         Professional fees ........................................................         27,336
                         Custodian fees ...........................................................         21,172
                         Printing and shareholder reports .........................................         17,379
                         Interest on short sales ..................................................         15,856
                         Transfer agent fees ......................................................         14,045
                         Directors' fees and expenses .............................................         13,191
                         Listing fees .............................................................          7,510
                         Amortization of organization expenses (Note 1e) ..........................          2,290
                         Pricing services .........................................................            310
                         Other ....................................................................          7,009
                                                                                                      ------------
                         Total expenses ...........................................................                      1,184,319
                                                                                                                      ------------
                         Investment income--net ...................................................                      4,481,069
                                                                                                                      ------------
==================================================================================================================================
Realized & Unrealized    Realized gain on investments--net ........................................                        792,153
Gain (Loss) on           Change in unrealized depreciation on investments--net ....................                     (4,182,868)
Investments--Net                                                                                                      ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations .....................                   $  1,090,354
                                                                                                                      ============
==================================================================================================================================

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Six       For the
                                                                                                      Months Ended     Year Ended
                         Increase (Decrease) in Net Assets:                                           May 31, 1998    Nov. 30, 1997
===================================================================================================================================
Operations:              Investment income--net ...................................................   $  4,481,069    $  8,589,688
                         Realized gain on investments--net ........................................        792,153       8,410,892
                         Change in unrealized appreciation/depreciation on investments--net .......     (4,182,868)    (10,513,250)
                                                                                                      ------------    ------------
                         Net increase in net assets resulting from operations .....................      1,090,354       6,487,330
                                                                                                      ------------    ------------
==================================================================================================================================
Dividends &              Investment income--net ...................................................     (6,490,203)     (7,604,323)
Distributions to         Realized gain on investments--net ........................................    (12,182,920)    (13,842,809)
Shareholders                                                                                          ------------    ------------
(Note 1f):               Net decrease in net assets resulting from dividends and distributions
                         to shareholders ..........................................................    (18,673,123)    (21,447,132)
                                                                                                      ------------    ------------
==================================================================================================================================
Net Assets:              Total decrease in net assets .............................................    (17,582,769)    (14,959,802)
                         Beginning of period ......................................................    100,173,640     115,133,442
                                                                                                      ------------    ------------
                         End of period* ...........................................................   $ 82,590,871    $100,173,640
                                                                                                      ============    ============
==================================================================================================================================
                       * Undistributed investment income--net .....................................   $  1,170,474    $  3,179,608
                                                                                                      ============    ============
==================================================================================================================================

                         See Notes to Financial Statements.


                                     6 & 7

                                   Worldwide DollarVest Fund, Inc., May 31, 1998

STATEMENT OF CASH FLOWS

                         For the Six Months Ended May 31, 1998
==================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations .....................   $  1,090,354
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ................................................     (1,005,264)
                           Decrease in other assets ...............................................      2,596,500
                           Increase in other liabilities ..........................................        124,791
                           Realized and unrealized loss on investments--net .......................      3,390,715
                           Amortization of premium and discount ...................................       (554,723)
                                                                                                      ------------
                         Net cash provided by operating activities ................................      5,642,373
                                                                                                      ------------
==================================================================================================================
Cash Used for            Proceeds from sales of long-term investments .............................    275,769,811
Investing Activities:    Purchases of long-term investments .......................................   (321,482,270)
                         Purchases of short-term investments ......................................   (758,540,961)
                         Proceeds from sales and maturities of short-term investments .............    775,495,968
                                                                                                      ------------
                         Net cash used for investing activities ...................................    (28,757,452)
                                                                                                      ------------
==================================================================================================================
Cash Provided by         Cash receipts from borrowings ............................................     55,140,417
Financing Activities:    Cash payments on borrowings ..............................................    (15,261,392)
                         Dividends and distributions paid to shareholders .........................    (18,642,680)
                                                                                                      ------------
                         Net cash provided by financing activities ................................     21,236,345
                                                                                                      ------------
==================================================================================================================
Cash:                    Net decrease in cash .....................................................     (1,878,734)
                         Cash at beginning of period ..............................................      2,035,920
                                                                                                      ------------
                         Cash at end of period ....................................................   $    157,186
                                                                                                      ============
==================================================================================================================
Cash Flow                Cash paid for interest ...................................................   $    587,177
Information:                                                                                          ============
==================================================================================================================

                         See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                                                                                                       For the
                                                                            For the                                     Period
              The following per share data and ratios have been derived   Six Months                                    Feb. 4,
              from information provided in the financial statements.         Ended   For the Year Ended November 30,   1994+ to
                                                                            May 31,  -------------------------------   Nov. 30,
              Increase (Decrease) in Net Asset Value:                       1998++      1997++       1996      1995     1994
===============================================================================================================================
Per Share     Net asset value, beginning of period ...................    $  15.67     $  18.01   $  12.22   $ 11.90   $ 14.18
Operating                                                                 --------     --------   --------   -------   -------
Performance:  Investment income--net .................................         .70         1.34       1.61      1.33       .97
              Realized and unrealized gain (loss) on
                investments--net .....................................        (.52)        (.32)      5.65       .24     (2.39)
                                                                          --------     --------   --------   -------   -------
              Total from investment operations .......................         .18         1.02       7.26      1.57     (1.42)
                                                                          --------     --------   --------   -------   -------
              Less dividends and distributions:
               Investment income--net ................................       (1.02)       (1.19)     (1.47)    (1.25)     (.86)
               Realized gain on investments--net .....................       (1.91)       (2.17)        --        --        --
                                                                          --------     --------   --------   -------   -------
              Total dividends and distributions ......................       (2.93)       (3.36)     (1.47)    (1.25)     (.86)
                                                                          --------     --------   --------   -------   -------
              Net asset value, end of period .........................    $  12.92      $ 15.67   $  18.01   $ 12.22   $ 11.90
                                                                          ========     ========   ========   =======   =======
              Market price per share, end of period ..................    $13.0625      $ 13.75   $  14.75   $ 11.25   $ 11.00
                                                                          ========     ========   ========   =======   =======
==============================================================================================================================
Total         Based on market price per share ........................       17.32%++     15.91%     45.94%    14.88%   (21.13%)++
Investment                                                                ========     ========   ========   =======   =======
Return:**     Based on net asset value per share .....................        1.82%++      8.19%     64.05%    15.35%    (9.71%)++
                                                                          ========     ========   ========   =======   =======
==============================================================================================================================
Ratios to     Expenses, net of reimbursement and excluding interest
Average         expense ..............................................         .85%*        .82%       .80%      .97%      .18%*
Net Assets:                                                               ========     ========   ========   =======   =======
              Expenses, net of reimbursement .........................        2.09%*       1.47%      2.10%     1.83%      .59%*
                                                                          ========     ========   ========   =======   =======
              Expenses ...............................................        2.09%*       1.47%      2.10%     1.83%     1.26%*
                                                                          ========     ========   ========   =======   =======
              Investment income--net .................................        7.92%*       7.39%      8.54%    10.48%     8.84%*
                                                                          ========     ========   ========   =======   =======
==============================================================================================================================
Supplemental  Net assets, end of period (in thousands) ...............    $ 82,591     $100,174   $115,133   $78,139   $76,052
Data:                                                                     ========     ========   ========   =======   =======
              Portfolio turnover .....................................      256.51%      578.05%    342.06%   183.01%    68.31%
                                                                          ========     ========   ========   =======   =======
==============================================================================================================================
Leverage:     Amount of borrowings outstanding, end of period (in
                thousands) ...........................................    $ 39,879           --   $ 53,706   $25,456   $ 8,761
                                                                          ========     ========   ========   =======   =======
              Average amount of borrowings outstanding during the
                period (in thousands) ................................    $ 23,831     $ 11,427   $ 26,812   $10,829   $ 9,853
                                                                          ========     ========   ========   =======   =======
              Average amount of borrowings per share during the
                period ...............................................    $   3.73     $   1.79   $   4.19   $  1.69   $  1.54
                                                                          ========     ========   ========   =======   =======
==============================================================================================================================

              +    Commencement of operations.
              ++   Based on average shares outstanding.
              ++   Aggregate total investment return.
              *    Annualized.
              **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                   See Notes to Financial Statements.


                                      8 & 9

                                   Worldwide DollarVest Fund, Inc., May 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-counter-market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(g) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1998 were $322,108,860 and $272,279,333, respectively.

Net realized gains (losses) for the six months ended May 31, 1998 and net unrealized losses as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                    Realized      Unrealized
                                 Gains (Losses)     Losses
--------------------------------------------------------------------------------
Long-term investments ..........  $  905,567     $(5,590,627)
Short-term investments .........      (7,839)             --
Short sales ....................    (171,470)             --
Options written ................      51,000              --
Financial futures contracts ....      14,895              --
                                  ----------     -----------
Total ..........................  $  792,153     $(5,590,627)
                                  ==========     ===========
--------------------------------------------------------------------------------

Transactions in call options written for the six months ended May 31, 1998 were as follows:
--------------------------------------------------------------------------------
                                         Nominal Value
                                          Covered by        Premiums
                                        Written Options     Received
--------------------------------------------------------------------------------
Outstanding call options written at
beginning of period ...................          --              --
Options written .......................  13,000,000       $  51,000
Options expired ....................... (13,000,000)        (51,000)
                                        -----------       ---------
Outstanding call options written at
end of period .........................          --              --
                                        ===========       =========
--------------------------------------------------------------------------------

As of May 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $5,590,627, of which $15,340 related to appreciated securities and $5,605,967 related to depreciated securities. At May 31, 1998, the aggregate cost of investments for Federal income tax purposes was $125,598,673.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. Shares issued and outstanding during the six months ended May 31, 1998 and the year ended November 30, 1997 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. As of May 31, 1998, the Fund had entered into reverse repurchase agreements in the amount of $39,879,025. For the six months ended May 31, 1998, the average amount outstanding was approximately $23,831,000 and the daily weighted average interest rate was 5.78%.

6. Subsequent Event:

On June 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.125573 payable on June 30, 1998 to shareholders of record as of June 22, 1998.


                                    10 & 11

The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16971--5/98

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